BLACKROCK ASIAN DRAGON FUND, INC.

(the “Fund”)

Supplement dated August 19, 2020 to the Statement of Additional Information (“SAI”) of the Fund, dated April 29, 2020, as supplemented to date

Effective August 20, 2020, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The section heading and the first paragraph are deleted in their entirety and replaced with the following:

Information Regarding the Portfolio Manager

Stephen Andrews is the portfolio manager and is primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Fund for which the Fund’s portfolio manager is primarily responsible for the day-to-day portfolio management as of March 31, 2020.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stephen Andrews	5 $523.90 Million	28 $5.02 Billion	11 $1.73 Billion	0 $0	9 $356.38 Million	3 $1.32 Billion

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the compensation of Mr. Andrews as of March 31, 2020.

The sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of the Fund and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio manager, such benchmarks for the Fund and other accounts are: CSI 300 Net TR in USD; FTSE World Asia Pacific Ex Japan, in GBP; LIBOR 3 Month Index; MSCI AC ASEAN (Net Total Return USD); MSCI AC Asia ex Japan (Net) in USD Performance Index; MSCI AC ASIA ex JAPAN ex TAIWAN — Gross USD; MSCI AC Asia Ex Japan IMI Index; MSCI AC Asia Pacific ex Japan Select Index (Net); MSCI AC Asia Pacific Index (Net Total Return); MSCI All Country Asia Ex Japan in AUD Net Return; MSCI All Country Asia ex Japan in GBP Net TR; MSCI All Country Asia ex

Japan in SEK — NET; MSCI All Country Asia ex Japan in USD — NET; MSCI All Country Asia Pacific Ex Japan Index, Net Dividends; MSCI All Country Asia Pacific Ex Japan Index, Net Dividends in GBP; MSCI Asia

Pacific ex Japan ex Taiwan Gross TR Index; MSCI Developed Pacific ex Japan Index — in GBP; MSCI EM Asia Index Net; MSCI EM China 10/40 Net TR Index; MSCI India Gross Returns in JPY.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The last sentence of the second paragraph of the sub-section entitled “Distribution of Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The portfolio manager of this Fund has deferred BlackRock, Inc. stock awards.

The last sentence of the sub-section entitled “Other Compensation Benefits — Incentive Savings Plans” is deleted in its entirety and replaced with the following:

Mr. Andrews is eligible to participate in these plans.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio manager as of March 31, 2020.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Stephen Andrews	None

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” is deleted in its entirety and replaced with the following:

It should also be noted that Mr. Andrews may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Andrews may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

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